EX-28.h.iv

AMENDED SCHEDULE A

Business Management and Governance Services Agreement

Between Advisers Investment Trust and Beacon Hill Fund Services, Inc.

Originally Dated July 21, 2011

The following series of the Trust are advised by Independent Franchise Partners, LLP (the “Adviser”) as a series as now in existence and listed below, as well as such additional series as may be established by the Trust from time to time and advised by the adviser (each series a “Fund” and collectively, the “Funds”:

FUND NAME(S)

Independent Franchise Partners US Equity Fund

Effective As of: March 13, 2012

ADVISERS INVESTMENT TRUST

/s/ Scott Englehart

Name:	Scott Englehart

Title:	President

BEACON HILL FUND SERVICES, INC.

/s/ Dina Tantra

Name:	Dina Tantra

Title:	General Counsel

AMENDED SCHEDULE A

LIST OF FUNDS

Fund Compliance Services Agreement

Between Advisers Investment Trust and Beacon Hill Fund Services, Inc.

Originally Dated July 21, 2011

The following series of the Trust are advised by Independent Franchise Partners, LLP (the “Adviser”) as a series as now in existence and listed below, as well as such additional series as may be established by the Trust from time to time and advised by the adviser (each series a “Fund” and collectively, the “Funds”:

FUND NAME(S)

Independent Franchise Partners US Equity Fund

Effective As of: March 13, 2012

ADVISERS INVESTMENT TRUST

Name:	Scott Englehart

Title:	President

BEACON HILL FUND SERVICES, INC.

Name:	Dina Tantra

Title:	General Counsel

AMENDED SCHEDULE A

LIST OF FUNDS

Business Management and Governance Services Agreement

Between Advisers Investment Trust and Beacon Hill Fund Services, Inc.

Originally Dated July 21, 2011

The following series of the Trust are advised by Independent Franchise Partners, LLP (the “Adviser”) as a series as now in existence and listed below, as well as such additional series as may be established by the Trust from time to time and advised by the adviser (each series a “Fund” and collectively, the “Funds”:

FUND NAME(S)

Independent Franchise Partners US Equity Fund

Effective As of: March 13, 2012

ADVISERS INVESTMENT TRUST

Name:	Scott Englehart

Title:	President

BEACON HILL FUND SERVICES, INC.

Name:	Dina Tantra

Title:	General Counsel